UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2013

LAPORTE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35684	35-2456698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

710 Indiana Avenue, LaPorte, Indiana	46350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                           (219) 362-7511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 26, 2013, LaPorte Bancorp, Inc., the holding company for The LaPorte Savings Bank, issued a press release disclosing its results of operations and financial condition at and for the three months ended March 31, 2013.

A copy of the press release is included as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 8.01.  Other Events

On April 26, 2013, LaPorte Bancorp, Inc. announced that its board of directors declared a dividend of $0.04 per common share.  The dividend will be paid on or about June 5, 2013, to stockholders of record as of the close of business on May 21, 2013.

A copy of the press release dated April 26, 2013, is filed as Exhibit 99.2 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                Description

99.1                      Press Release dated April 26, 2013
99.2                      Press Release dated April 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPORTE BANCORP, INC.
DATE: April 26, 2013	By:	/s/ Michele M. Thompson
Michele M. Thompson
President and Chief Financial Officer